Exhibit 10.3

ADMINISTRATION AGREEMENT

among

HARLEY-DAVIDSON MOTORCYCLE TRUST [                  ],

as Issuer,

HARLEY-DAVIDSON CREDIT CORP.,

as Administrator,

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.,

as Trust Depositor,

[HARLEY-DAVIDSON MOTORCYCLE GRANTOR TRUST [                ],

as Underlying Trust,]

and

[                             ],

as Indenture Trustee

Dated as of [              ]

This Administration Agreement (this “Agreement”), dated as of [                    ], among Harley-Davidson Motorcycle Trust [          ] (the “Issuer”), Harley-Davidson Credit Corp. (together with its successors and assigns “Harley-Davidson Credit” and in its capacity as administrator, the “Administrator”), Harley-Davidson Customer Funding Corp. (the “Trust Depositor”)[, Harley-Davidson Motorcycle Grantor Trust [            ] (the “Underlying Trust”),] and [                    ], not in its individual capacity but solely as Indenture Trustee (together with its successors and assigns, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer is issuing the Notes pursuant to the Indenture, dated as of the date hereof (the “Indenture”), between the Issuer and the Indenture Trustee (capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes including (i) a Sale and Servicing Agreement, dated as of the date hereof (the “Sale and Servicing Agreement”), among the Issuer, the Indenture Trustee, the Trust Depositor, [the Underlying Trust,] and Harley-Davidson Credit, as servicer (together with its successors and assigns in such capacity, the “Servicer”), and (ii) the Indenture (collectively referred to hereinafter as the “Transaction Documents”);

WHEREAS, pursuant to the Transaction Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (i) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (ii) the beneficial ownership interest in the Issuer;

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREAFTER, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.         Duties of the Administrator.

(a)            Duties with respect to the Indenture.

(i)              The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer and the Owner Trustee under the Indenture and the Sale and Servicing Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Issuer and the Owner Trustee under the Indenture. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is required to take pursuant to the Indenture including, without limitation, such of the following as are required with respect to the foregoing matters under the Indenture (references are to Sections of the Indenture):

(A)            the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(B)            the notification of Noteholders of the final principal payment on their Notes (Section 2.07(b));

(C)            the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));

(D)            the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(E)            the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.12);

(F)            the maintenance of an office for registration of transfer or exchange of Notes (Section 3.02);

(G)            the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(H)            the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(I)             the obtaining and preservation of the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Collateral (Section 3.04);

(J)             the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Collateral other than as prepared by the Servicer (Section 3.05);

(K)            the delivery of the Opinion of Counsel on the Closing Date and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(L)            the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(M)            the notification of the Indenture Trustee and each Rating Agency of an Event of Termination under the Sale and Servicing Agreement and of the appointment of a Successor Servicer (Section 3.07(d));

(N)            the duty to cause the Servicer to comply with Article Five and Article Nine of the Sale and Servicing Agreement (Section 3.14);

(O)            the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b) and Section 3.11(b));

(P)            the delivery of written notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture and each Event of Termination by the Servicer under the Sale and Servicing Agreement (Section 3.18);

(Q)            the delivery of written notice to each Rating Agency of amendments to the Sale and Servicing Agreement (Section 3.21);

(R)            the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

(S)            the compliance with any written directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing and the delivery of written notice of such sale to the Rating Agencies (Section 5.04);

(T)            the preparation and delivery of notice to Noteholders [and the [Swap][Cap] Counterparty] of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

(U)            the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

(V)            the delivery of notice to the Rating Agencies of a successor Indenture Trustee by merger, conversion or consolidation of the Indenture Trustee (Section 6.09);

(W)           the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(X)            the opening of one or more accounts in the Indenture Trustee’s name, the preparation and delivery of Issuer Orders, Officer’s Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(Y)            the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.04 and 8.05);

(Z)            the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Rating Agencies[, the [Swap][Cap] Counterparty] and the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(AA)        the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.06);

(BB)         the duty to notify each Rating Agency, the [Swap][Cap] Counterparty] and the Indenture Trustee of redemption of the Notes (Section 10.01);

(CC)         the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(DD)        the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

(EE)          the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

(FF)          the recording of the Indenture, if applicable (Section 11.15); and

(GG)         the appointment of a successor Indenture Trustee (Section 6.08).

(ii)            The Administrator will:

(A)            except as otherwise expressly provided in the Indenture, which provides for the payment of the Indenture Trustee Fee, pay the Indenture Trustee’s fees and reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

(B)            indemnify the Indenture Trustee and its agents for, and hold them harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of (i) defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture, and (ii) enforcing this indemnity; and

(C)            indemnify the Owner Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement; [and]

(D)            (1) pay the Asset Representations Reviewer’s Review Fee and (2) reimburse the Asset Representations Reviewer’s travel expenses and dispute resolution expenses, in each case as set forth in the Asset Representations Review Agreement[; and][.]

[(D)          maintain the effectiveness of all of the Issuer’s licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with the Indenture and the transactions contemplated thereby until the lien and security interest of the Indenture shall no longer be in effect in accordance with the terms thereof[.][; and]]

[(E)           indemnify the Underlying Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Underlying Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.]

(b)            Additional Duties.

(i)              In addition to the duties set forth in Section 1(a)(i), the Administrator (A) shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee are required to prepare, file or deliver pursuant to the Transaction Documents or under Section 5.03 of the Trust Agreement, (B) shall deliver on behalf of the Issuer[, the Underlying Trust, the Underlying Trustee] or the Owner Trustee, all notices required to be delivered to the Rating Agencies pursuant to the Transaction Documents[, the Underlying Trust Agreement] and the Trust Agreement, [and] (C) at the request of the Owner Trustee shall take all appropriate action that the Issuer or the Owner Trustee are required to take pursuant to the Transaction Documents[ and (D) at the request of the Underlying Trustee shall take all appropriate action that the Underlying Trust or the Underlying Trustee are required to take pursuant to the Transaction Documents]. In furtherance thereof, the Owner Trustee [and the Underlying Trustee] shall, on behalf of the Issuer[ and the Underlying Trust, respectively], execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer[ and the Underlying Trust] for the purpose of executing on behalf of the Owner Trustee and the Issuer[, and the Underlying Trustee and the Underlying Trust,] all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5, and in accordance with the directions of the [Issuer][Underlying Trust], the Administrator shall administer, perform or supervise the performance of such other activities in connection with the [Collateral][Trust Corpus] (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the [Issuer][Underlying Trust] and are reasonably within the capability of the Administrator.

(ii)             Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.01(d) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(iii)            Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.03(a), (c), (d), and (e), and the penultimate sentence of Section 5.03 of the Trust Agreement with respect to, among other things, accounting and reports to the Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the distribution of information forms necessary to enable each Certificateholder to prepare its federal and state income tax returns.

(iv)            If the Administrator or any of its Affiliates is not the sole Certificateholder, the Administrator shall satisfy its obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

(v)            The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(vi)            In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

[(vii)        The Administrator shall be responsible for the preparation and filing of any tax returns and related forms with respect to the Underlying Trust and for the distribution of any such returns and related forms or other tax-related information to the Holder of the Underlying Trust Certificate pursuant to Section 2.8 of the Underlying Trust Agreement.

(viii)         The Administrator shall act on behalf of the Issuer, in its capacity as Settlor, under Section 4.3, 6.2 and 6.3 of the Underlying Trust Agreement.]

(c)            Non-Ministerial Matters.

(i)              With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee [and/or the Underlying Trustee, as applicable,] of the proposed action and the Owner Trustee [and/or the Underlying Trustee, as applicable,] shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A)            the amendment of or any supplement to the Indenture;

(B)            the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Contracts);

(C)            the amendment, change or modification of any other Transaction Documents;

(D)            the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or a successor Servicer, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; [and]

(E)            the removal of the Indenture Trustee[;][.]

[(F)           the provision of copies of any amendment or supplement to the Interest Rate [Swap][Cap] Agreement to the Rating Agencies; and

(G)            the notification to the [Swap][Cap] Counterparty of any proposed amendment or supplement to any of the Transaction Documents.]

(ii)             Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders [or the [Swap][Cap] Counterparty] under the Transaction Documents, (B) sell the Collateral pursuant to clause (iv) of Section 5.04 of the Indenture, (C) take any other action that the Issuer directs the Administrator not to take on its behalf or (D) take any other action which may be construed as having the effect of varying the investment of the Holders.

Section 2.               Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer[, the Underlying Trust, the Underlying Trustee,] and the Owner Trustee at any time during normal business hours.

Section 3.              Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly fee which shall be solely an obligation of the Trust Depositor and shall be in an amount as shall be agreeable to the Trust Depositor and the Administrator.

Section 4.               Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 5.               Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer[, the Underlying Trust, the Underlying Trustee,] or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer[, the Underlying Trust, the Underlying Trustee,] or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer[, the Underlying Trust, the Underlying Trustee,] or the Owner Trustee.

Section 6.               No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and [either][any] of the Issuer[, the Underlying Trustee] or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them, or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 7.               Other Activities of Administrator. Nothing herein shall prevent the Administrator or any Affiliate from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person or entity even though such person or entity may engage in business activities similar to those of the Issuer, [the Underlying Trust, the Underlying Trustee, ]the Owner Trustee or the Indenture Trustee.

Section 8.               Term of Agreement; Resignation and Removal of Administrator. This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

(a)            Subject to Section 8(d) and Section 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b)            Subject to Section 8(d) and Section 8(e), the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice.

(c)            Subject to Section 8(d) and Section 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)              the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii)            a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii)            the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the occurrence of such event.

(d)            No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

(e)            The appointment of any successor Administrator shall be effective only after the satisfaction of the Rating Agency Condition with respect to the proposed appointment.

(f)             Subject to Section 8(d) and 8(e), the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement, the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement.

Section 9.               Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8 or the resignation or removal of the Administrator pursuant to Section 8(a), (b), (c) or (f), the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8 deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(a), (b), (c) or (f), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

Section 10.            Notices. All notices, demands, certificates, requests and communications hereunder (“notices”) shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mail, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) upon receipt when sent through an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier or electronic mail transmission with a confirmation of receipt, in all cases addressed to the recipient at the address for such recipient set forth in the Sale and Servicing Agreement.

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

Section 11.             Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Noteholders [or the [Swap][Cap] Counterparty (but with prior written notice to the [Swap][Cap] Counterparty)], for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder [or the [Swap][Cap] Counterparty]. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee[, the [Swap][Cap] Counterparty] and the Required Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders [and/or the [Swap][Cap] Counterparty]; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the holders of Notes which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes[; provided, further, that such amendment shall not materially and adversely affect the rights and obligations of the [Swap][Cap] Counterparty or the Issuer under the Interest Rate [Swap][Cap] Agreement unless the [Swap][Cap] Counterparty shall have consented in writing to such amendment (such consent not to be unreasonably withheld or delayed)]. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Trust Depositor, which permission shall not be unreasonably withheld.

Section 12.            Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 13.             Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 14.             Headings. The section and subsection headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 15.             Counterparts; Originals. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same agreement. The words “execution”, “signed”, “signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any State law based on the Uniform Electronic Transactions Act or the UCC.

Section 16.             Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17.           Not Applicable to Harley-Davidson Credit in Other Capacities. Nothing in this Agreement shall affect any obligation Harley-Davidson Credit may have in any other capacity.

Section 18.             Limitation of Liability of Owner Trustee[, the Underlying Trustee] and Indenture Trustee.

(a)            Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by [                 ] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [                 ] in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

(b)            Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by [               ] not in its individual capacity but solely as Indenture Trustee and in no event shall [                      ] have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

[(c)           Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by [                   ] not in its individual capacity but solely in its capacity as Underlying Trustee of the Underlying Trust and in no event shall [                  ] in its individual capacity or any beneficial owner of the Underlying Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Underlying Trust hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Underlying Trust hereunder, the Underlying Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six and Seven of the Underlying Trust Agreement.

Section 19.            Third-party Beneficiary. [Each of the][The] Owner Trustee [and the Underlying Trustee] is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto. [The [Swap][Cap] Counterparty shall be a third-party beneficiary to the provisions of this Agreement to the extent of any rights specified in this Agreement and may enforce the provisions hereof to such extent as if it were a party hereto.]

Section 20.             Survivability. The obligations of the Administrator described in Section 1(a)(ii) hereof shall survive termination of this Agreement.

[Section 21.            Limitation of Rights. All of the rights of the [Swap][Cap] Counterparty in, to and under this Agreement, if any, shall terminate upon the termination of the Interest Rate [Swap][Cap] Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the [Swap][Cap] Counterparty under the Interest Rate [Swap][Cap] Agreement.]

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HARLEY-DAVIDSON MOTORCYCLE TRUST
[ ]

By: [ ], not in its individual capacity but solely as Owner Trustee

By:
Printed Name:
Title:

HARLEY-DAVIDSON CUSTOMER FUNDING
CORP., as Trust Depositor

By:
Printed Name:
Title:

[	[HARLEY-DAVIDSON MOTORCYCLE GRANTOR TRUST [ ]

By: [ ], not in its individual capacity but solely as Underlying Trustee

By:
Printed Name:
Title: ]

[ ],
not in its individual capacity but solely as Indenture Trustee
By:
Printed Name:
Title:

Signature Page to Administration Agreement

HARLEY-DAVIDSON CREDIT CORP.,
as Administrator

By:
Printed Name:
Title:

EXHIBIT A

LIMITED POWER OF ATTORNEY

State of Illinois	)
) SS.
County of Cook	)

KNOW ALL PERSONS BY THESE PRESENTS, that [               ], a [                           ](the “[Owner Trustee][Underlying Trustee]”), whose principal executive office is located at [            ] Attention: [             ], by and through its duly elected and authorized officer, _________________________________________, on behalf of itself and of Harley-Davidson Motorcycle [Grantor] Trust [              ] (the “[Underlying] Trust”) [as Issuer] under the Administration Agreement, dated as of [               ] (the “Administration Agreement”), among the Issuer, Harley-Davidson Customer Funding Corp., [Harley-Davidson Motorcycle Grantor Trust [               ],] [   ], as Indenture Trustee, and Harley-Davidson Credit Corp., as Administrator, does hereby nominate, constitute and appoint Harley-Davidson Credit Corp., a Nevada corporation, each of its officers from time to time and each of its employees authorized by it from time to time to act hereunder, jointly and each of them severally, together or acting alone, its true and lawful attorney-in-fact, for the [Owner][Underlying] Trustee and the [Issuer][Underlying Trust] in their name, place and stead, in the sole discretion of such attorney-in-fact, to perform such calculations and prepare or cause the preparation by other appropriate persons of, and to execute on behalf of the [Issuer or the Owner Trustee][Underlying Trust or the Underlying Trustee], all such documents, reports, filings, instruments, certificates and opinions that the [Issuer or the Owner Trustee][Underlying Trust or the Underlying Trustee] is required to prepare, file or deliver pursuant to the Administration Agreement, and to take any and all other action, as such attorney-in-fact may deem necessary or desirable in accordance with the directions of the [Owner][Underlying] Trustee and in connection with its duties as Administrator or successor Administrator under the Administration Agreement. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Administration Agreement.

The [Owner][Underlying] Trustee hereby ratifies and confirms the execution, delivery and performance (whether before or after the date hereof) of the above-mentioned documents, reports, filings, instruments, certificates and opinions, by the attorney-in-fact and all that the attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

The [Owner][Underlying] Trustee hereby agrees that no person or other entity dealing with the attorney-in-fact shall be bound to inquire into such attorney-in-fact’s power and authority hereunder and any such person or entity shall be fully protected in relying on such power of authority.

This Limited Power of Attorney may not be assigned without the prior written consent of the Owner Trustee. It is effective immediately and will continue until it is revoked.

This Limited Power of Attorney shall be governed and construed in accordance with the laws of the State of Illinois without reference to principles of conflicts of law.

Executed as of this [            ] day of [             ].

[ ], not in its individual
capacity but solely as [Owner][Underlying] Trustee

By:
Printed Name:
Title:

CERTIFICATE OF ACKNOWLEDGMENT OF

NOTARY PUBLIC

State of Delaware	)
) SS.
County of New Castle	)

On _______ __, 20[ ] before me,__________________________________________________________________________

[Insert name and title of notary]

personally appeared _____________________________________________________________________________________

☐      personally known to me, or

☐      proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ties), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature:
Notary Public, State of Delaware
	My Commission Expires	[SEAL]